                                                                     EXHIBIT 4.1


                                SECOND AMENDMENT

                  SECOND AMENDMENT (this "Amendment"), dated as of November 24, 2004, among NOBLE CORPORATION, a Cayman Islands exempted company limited by shares ("Parent"), NOBLE HOLDING (U.S.) CORPORATION, a Delaware corporation ("NHC" and, together with Parent, the "Parent Guarantors"), NOBLE DRILLING CORPORATION, a Delaware corporation (the "Borrower"), various lending institutions party to the Credit Agreement referred to below (the "Lenders"), Wells Fargo Bank, N.A. (as successor to Wells Fargo Bank Texas, National Association) and SunTrust Bank, as Documentation Agents, The Bank of Tokyo-Mitsubishi, Ltd. and Westdeutsche Landesbank Girozentrale, New York Branch, as Syndication Agents, The Bank of Tokyo-Mitsubishi, Ltd. and Nordea Bank Finland Plc, New York Branch, as Co-Lead Arrangers, Nordea Bank Finland Plc, New York Branch, as Bookrunner, and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (as the replacement Administrative Agent to Nordea Bank Norge ASA, New York Branch, as successor by merger to Christiania Bank og Kreditkasse ASA, New York Branch), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Credit Agreement referred to below.

                               W I T N E S E T H :

                  WHEREAS, the Parent Guarantors, the Borrower, the Lenders, the Documentation Agents, the Syndication Agents and the Administrative Agent are parties to a Credit Agreement, dated as of May 30, 2001 and amended and restated as of May 1, 2002 (as amended and restated further, amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.14(a) of the Credit Agreement is hereby amended by deleting the amount "$200,000,000" appearing therein and inserting the text "$100,000,000" in lieu thereof.

                  2. The definition of "Maturity Date" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Maturity Date" shall mean November 30, 2009.

                  3. The definition of "Total Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "on the Restatement Effective Date shall be $200,000,000" and inserting the text "on the Second Amendment Effective Date shall be $300,000,000" in lieu thereof.

                  4. Section 11 of the Credit Agreement is hereby further amended by inserting in the proper alphabetical order the following new definitions:

                  "Second Amendment" shall mean the Second Amendment to this Agreement, dated as of November 24, 2004.

                  "Second Amendment Effective Date" shall have the meaning set forth in the Second Amendment.

                  5. The Credit Agreement is hereby further amended by deleting Annex I thereto in its entirety and inserting in lieu thereof a new Annex I in the form of Annex I attached hereto.

                  6. Each of the Parent Guarantors, the Borrower, and the Lenders hereby agree that Nordea Bank Finland Plc, New York Branch, shall replace Nordea Bank Norge ASA, New York Branch, as Administrative Agent under the Credit Agreement and the other Credit Documents.

                  7. In order to induce Lenders to enter into this Amendment, Parent (x) represents and warrants that no Default or Event of Default exists on the Second Amendment Effective Date (as hereinafter defined) both before and after giving effect to this Amendment, and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement and the other Credit Documents on and as of the Second Amendment Effective Date both before and after giving effect to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

                  8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  11. This Amendment shall become effective on the first date (the "Second Amendment Effective Date") on which each of the following conditions have been met:

                  (i) the Administrative Agent shall have received for the account of each Lender requesting the same a Note in an amount of such Lender's Commitment after giving effect to this Amendment;

                  (ii) the Administrative Agent shall have received from the Parent Guarantors and the Borrower true and correct certified copies of resolutions of the Board of Directors of such Credit Party with respect to this Amendment, and such resolutions shall in form and substance satisfactory to the Administrative Agent;

                  (iii) the Administrative Agent shall have received from (x) Thompson & Knight, LLP, counsel to the Parent Guarantors and the Borrower, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, and (y) Maples and Calder, special counsel to Parent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, in each case covering such matters incident to this Amendment and the Additional Loans as the Administrative Agent may reasonably request and otherwise in form and substance satisfactory to the Administrative Agent;

                  (iv) the Borrower shall have, in coordination with the Administrative Agent, repaid outstanding Loans of certain of the Lenders, and incur additional Loans from certain other Lenders, in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Loans pro rata on the basis of their respective Commitments and with the Borrower being obligated to pay to the Administrative Agent for the account of the respective Lenders any costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing (it being understood that all repayments and incurrences of Loans shall be effected by the Administrative Agent through inter-lender transfers between the Lenders); and

                  (v) the Borrower, the Parent Guarantors, the Administrative Agent and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  12. Each Lender party hereto which was not an original party to the Credit Agreement (each a "New Lender") (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement,
(iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (iv) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. On and after the Second Amendment Effective Date, each New Lender (i) shall be obligated to make the Loans provided to be made by it as provided in the Credit Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement, and shall become a Lender pursuant to the Credit Agreement and (ii) shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

                  13. So long as the Second Amendment Effective Date occurs, the Borrower shall pay to the Administrative Agent for the account of each Lender, an amendment fee equal to the sum of (i) 0.1225% of the amount of such Lenders' Commitment immediately prior to the Second Amendment Effective Date (or, if less, the amount of such Lenders' Commitment after giving effect to the Second Amendment Effective Date) and (ii) 0.175% of the amount by which the amount of such Lenders' Commitment after giving effect to the Second Amendment Effective Date exceeds the amount of such Lenders' Commitment immediately prior to the Second Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the Second Amendment Effective Date, which fees shall be distributed by the Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

                  14. The Borrower hereby agrees to pay to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses and any breakage costs incurred as a result of the repayment of Loans as contemplated by Section 11(iv) hereof) payable to the Administrative Agent and the Lenders within five Business Days following the receipt of an invoice for such fees, costs and expenses.

                  15. At all times on and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.


                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                             NOBLE DRILLING CORPORATION

                                             By /s/ Mark L. Mey
                                               ---------------------------------
                                               Name: Mark L. Mey
                                               Title: Vice President & Treasurer


                                             NOBLE CORPORATION

                                             By /s/ Mark A. Jackson
                                               ---------------------------------
                                               Name: Mark A. Jackson
                                               Title: Senior VP & CFO


                                             NOBLE HOLDING (U.S.) CORPORATION

                                             By /s/ Mark A. Jackson
                                               ---------------------------------
                                               Name: Mark A. Jackson
                                               Title: Senior VP & CFO

                                             NORDEA BANK FINLAND PLC,
                                              NEW YORK BRANCH,
                                             as Administrative Agent


                                             By /s/ Hans Christian Kjelsrud
                                               ---------------------------------
                                               Name: Hans Christian Kjelsrud
                                               Title: Senior Vice President


                                             By /s/ Alison B. Barber
                                               ---------------------------------
                                               Name: Alison B. Barber
                                               Title: Vice President


                                             NORDEA BANK NORGE ASA,
                                              GRAND CAYMAN BRANCH,
                                             as Lender


                                             By /s/ Hans Christian Kjelsrud
                                               ---------------------------------
                                               Name: Hans Christian Kjelsrud
                                               Title: Senior Vice President


                                             By /s/ Alison B. Barber
                                               ---------------------------------
                                               Name: Alison B. Barber
                                               Title: Vice President

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      The Bank of Tokyo-Mitsubishi Limited


                                      By: /s/ KELTON GLASSCOCK
                                          --------------------------------
                                          Name: Kelton Glasscock
                                          Title: Vice President & Manager

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      SUNTRUST BANK


                                      By: /s/ JOE McCREERY
                                          --------------------------------
                                          Name:  Joe McCreery
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      Wells Fargo Bank, N.A.


                                      By: /s/ P. C. LAUINGER III
                                          --------------------------------
                                          Name:  Philip C. Lauinger III
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, AND NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS ADMINISTRATIVE
                                      AGENT.

                                      NAME OF INSTITUTION:

                                      WESTLB AG, New York Branch


                                      By: /s/ WALTER T. DUFFY III
                                          --------------------------------
                                          Name:  Walter T. Duffy III
                                          Title: Director



                                      By: /s/ PAUL VERDI
                                          --------------------------------
                                          Name:  Paul Verdi
                                          Title: Associate Director

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      Southwest Bank of Texas N.A.


                                      By: /s/ C. ROSS BARTLEY
                                          --------------------------------
                                          Name:  C. Ross Bartley
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      DnB NOR Bank ASA, New York Branch


                                      By: /s/ NIKOLAI A. NACHAMKIN
                                          --------------------------------
                                          Name:  Nikolai A. Nachamkin
                                          Title: Senior Vice President


                                      By: /s/ SANJIV NAYAR
                                          --------------------------------
                                          Name:  Sanjiv Nayar
                                          Title: Senior Vice President

                                      SIGNATURE PAGE TO THE SECOND AMENDMENT,
                                      DATED AS OF NOVEMBER 24, 2004, AMONG NOBLE
                                      CORPORATION, NOBLE HOLDING (U.S.)
                                      CORPORATION, NOBLE DRILLING CORPORATION,
                                      VARIOUS LENDERS PARTY TO THE CREDIT
                                      AGREEMENT, WELLS FARGO BANK, N.A. AND
                                      SUNTRUST BANK, AS DOCUMENTATION AGENTS,
                                      THE BANK OF TOKYO-MITSUBISHI, LTD. AND
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                      YORK BRANCH, AS SYNDICATION AGENTS, THE
                                      BANK OF TOKYO-MITSUBISHI, LTD. AND NORDEA
                                      BANK FINLAND PLC, NEW YORK BRANCH, AS
                                      CO-LEAD ARRANGERS, NORDEA BANK FINLAND
                                      PLC, NEW YORK BRANCH, AS BOOKRUNNER, AND
                                      NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
                                      AS ADMINISTRATIVE AGENT.

                                      NAME OF INSTITUTION:

                                      Barclays Bank PLC


                                      By: /s/ NICHOLAS BELL
                                          --------------------------------
                                          Name:  Nicholas Bell
                                          Title: Director

                                                                         ANNEX I

                                   COMMITMENTS

Lender                                                               Commitment
------                                                              ------------
Nordea Bank Norge ASA,
  Grand Cayman Branch                                               $ 50,000,000

The Bank of Tokyo-Mitsubishi, Ltd.                                  $ 50,000,000

SunTrust Bank                                                       $ 45,000,000

Wells Fargo Bank, N.A.                                              $ 45,000,000

Westdeutsche Landesbank Girozentrale,
  New York Branch                                                   $ 40,000,000

Southwest Bank of Texas, N.A.                                       $ 25,000,000

DnB NOR Bank ASA,
  New York Branch                                                   $ 25,000,000

Barclays Bank PLC                                                   $ 20,000,000
                                                                    ------------
TOTAL                                                               $300,000,000
                                                                    ============